[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).
Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
Exhibit 10.3

May 26, 2023
Fourth Amendment to Amended and Restated Step-In Agreement
between
Vertical Horizons, Ltd.
and
Bank of Utah
(not in its individual capacity but solely as security trustee)
and
Airbus S.A.S.
in respect of
an Amended and Restated Step-In Agreement dated 28 December 2021
Fourth Amendment to Amended and Restated Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus |

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED STEP-IN AGREEMENT (this “Agreement”) is made on May 26, 2023
BETWEEN
1)    Vertical Horizons, Ltd., an exempted company incorporated with limited liability and existing under the laws of the Cayman Islands whose registered address and principal place of business is at the offices of Intertrust SPV (Cayman) Limited, One Nexus Way, Camana Bay, Grand Cayman, KY1-9005, Cayman Islands (the “Buyer”);
2)    Bank of Utah, not in its individual capacity but solely as security trustee for the Facility Agent and the Lenders (the “Security Trustee”); and
3)    Airbus S.A.S., a company created under the laws of France and having its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France (“Airbus”)
(the Buyer, the Security Trustee and Airbus, together the “Parties” and each a “Party”).
RECITALS
A.    The Parties entered into an amended and restated step-in agreement dated 28 December 2021 in relation to pre-delivery payment financing of certain aircraft (as amended pursuant to the Amendment Agreement dated 31 March 2022 among the Parties, the Second Amendment Agreement dated 30 June 2022 among the Parties and the Third Amendment Agreement dated 31 March 2023 among the Parties, the “Step-In Agreement”).
B.    Now the Parties wish to amend the Step-In Agreement as provided below.
IT IS AGREED AS FOLLOWS:
1.    Definitions
In this Agreement, unless the context otherwise requires, (i) the capitalised terms used but not defined herein shall have the meaning set forth in the Step-In Agreement and (ii) the following term shall have the meaning set forth below:
“Affected Aircraft” means the Aircraft bearing CAC-IDs [***].
2.    Amendment to the Step-In Agreement (except for Schedule 4)
To the extent relating to the Affected Aircraft, Part B (A321neo Aircraft) of Schedule 1 (Pre-Delivery Payments, Scheduled Delivery Months) to the Step-In Agreement shall be amended and restated as quoted in Appendix 1 hereto.
Fourth Amendment to Amended and Restated Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus|

3.    Amendment to Schedule 4 to the Step-In Agreement
3.1    To the extent relating to the Affected Aircraft, the delivery schedule table in Clause 9.1 of Schedule 4 (Form of Replacement Purchase Agreement) to the Step-In Agreement shall be amended and restated as quoted in Appendix 2 hereto.
3.2    To the extent relating to the Affected Aircraft, the schedule set out in Exhibit D (Pre-Delivery Payments) in Schedule 4 (Form of Replacement Purchase Agreement) to the Step-In Agreement shall be amended and restated as quoted in Appendix 3 hereto.
4.    REPRESENTATIONS AND WARRANTIES.
Each Party repeats on the date of this Agreement the representations and warranties made by it under clause 2 (Representations and Warranties) of the Step-In Agreement, provided that any references therein to any other capitalized terms shall be to such terms as amended from time to time.
5.    Miscellaneous
Clauses 14 (Confidentiality), 16 (Amendments), 17 (Further Assurance), 20 (Counterparts) and 22 (Governing Law and Jurisdiction) of the Step-In Agreement shall apply to this Agreement mutatis mutandis.
IN WITNESS WHEREOF the Parties hereto have executed this Agreement on the day and year first above written.
Fourth Amendment to Amended and Restated Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus|

Appendix 1
Amendment Agreement

Fourth Amendment to Amended and Restated Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus|

Appendix 2
Amendment Agreement

Fourth Amendment to Amended and Restated Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus|

Appendix 3
Amendment Agreement

Fourth Amendment to Amended and Restated Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus|

Execution Page – Buyer
Amendment Agreement
For and on behalf of VERTICAL HORIZONS, LTD.

/s/ Ellen Christian
Name: Ellen Christian
Title: Director

Fourth Amendment to Amended and Restated Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus|

Execution Page - Security Trustee
Amendment Agreement
For and on behalf of BANK OF UTAH (not in its individual capacity but solely as security trustee)

/s/ Kade Baird
Name: Kade Baird
Title: Assistant Vice President

Fourth Amendment to Amended and Restated Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus|

Execution Page - Airbus
Amendment Agreement
For and on behalf of AIRBUS S.A.S

/s/ Paul Meijers
Name: Paul Meijers
Title: Executive Vice President
Aircraft Leasing, Trading and Financing

Fourth Amendment to Amended and Restated Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus|